NITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 19, 2015

SOUTHWESTERN ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-08246	71-0205415
(Commission File Number)	(IRS Employer Identification No.)

10000 Energy Drive Spring, Texas	77389
(Address of principal executive offices)	(Zip Code)

(832) 796-1000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Southwestern Energy Company (the "Company") was held on May 19, 2015. At the annual meeting, the stockholders elected each of the following individuals to serve on the Board of Directors for a term of one year, or until his or her successor is duly elected and qualified, with the votes, rounded to the nearest whole share, cast as follows:

JOHN D. GASS	For:	323,463,492
	Against:	8,519,375
	Abstain:	325,483
	Nonvotes:	19,349,622

Uncast:	0

CATHERINE A. KEHR	For:	323,971,514
	Against:	8,008,070
	Abstain:	328,754
	Nonvotes:	19,349,622

Uncast:	12

GREG D. KERLEY	For:	323,794,280
	Against:	8,198,770
	Abstain:	315,299
	Nonvotes:	19,349,622

Uncast:	0

VELLO A. KUUSKRAA	For:	322,096,402
	Against:	9,808,766
	Abstain:	403,182
	Nonvotes:	19,349,622

Uncast:	0

KENNETH R. MOURTON	For:	322,720,673
	Against:	9,259,656
	Abstain:	328,020
	Nonvotes:	19,349,622

Uncast:	0

STEVEN L. MUELLER	For:	309,605,714
	Against:	21,617,615
	Abstain:	1,085,019
	Nonvotes:	19,349,622

Uncast:	0

ELLIOT PEW	For:	323,541,150
	Against:	8,448,498
	Abstain:	318,701
	Nonvotes:	19,349,622

Uncast:	0

TERRY W. RATHERT	For:	323,942,036
	Against:	8,047,565
	Abstain:	318,748
	Nonvotes:	19,349,622

Uncast:	0

ALAN H. STEVENS	For:	323,653,946
	Against:	8,273,814
	Abstain:	380,589
	Nonvotes:	19,349,622

Uncast:	0

In addition, the following proposals were voted at the Annual Meeting:

The ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2015 was approved by the stockholders, with the votes, rounded to the nearest whole share, cast as follows:

For:	350,135,676
Against:	1,027,685
Abstain:	494,598
Nonvotes:	0

Uncast:	12

With respect to the advisory vote regarding the compensation of our Named Executive Officers disclosed in the proxy statement, which vote is referred to as the “say-on-pay vote” and occurs each year in accordance with the frequency determined by the Board of Directors, the stockholders have approved the compensation of our Named Executive Officers, with the votes, rounded to the nearest whole share, cast as follows:

For:	256,274,087
Against:	75,440,260
Abstain:	593,991
Nonvotes:	19,349,622

Uncast:	12

The stockholder proposal as set forth in the proxy statement to amend the Company's bylaws to give holders in the aggregate of 10% of the outstanding shares of common stock the power to call a special meeting was not approved by the stockholders, with the votes, rounded to the nearest whole share, cast as follows:

For:	129,267,275
Against:	202,297,843
Abstain:	743,219
Nonvotes:	19,349,622

Uncast:	12

The stockholder proposal as set forth in the proxy statement to amend the Company's bylaws to require the Company to include in its proxy materials nominees appointed to the Board by shareholders meeting certain share ownership requirements was approved by the stockholders, with the votes, rounded to the nearest whole share, cast as follows:

For:	187,027,012
Against:	144,510,272
Abstain:	771,053
Nonvotes:	19,349,622

Uncast:	12

Section 8 - Other Events

Item 8.01 Other Events.

 At the Annual Meeting of the Board of Directors of the Company on May 19, 2015, Steven L. Mueller was appointed as Chairman of the Board and Catherine A. Kehr was appointed as Presiding Director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY

Dated: May 21, 2015	By:	/s/ JOHN C. ALE
	Name:	John C. Ale
	Title:	Senior Vice President,
General Counsel and Secretary